Exhibit 10(fg)2


                                 AMENDMENT NO. 1
                                       TO
                         ARTERA TURBO RESELLER AGREEMENT
           (United States, Canada, South America and Central America)

This Amendment No. 1 to Artera Turbo Reseller Agreement ("Amendment") is dated as of August 1, 2004 between Artera Group, Inc., a Delaware corporation ("Artera"), and Spyder Technologies Group, LLC, a Connecticut limited liability company ("Reseller"). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Reseller Agreement, as defined below.

WHEREAS, Artera and Reseller are parties to that certain Artera Turbo Reseller Agreement for the United States, Canada, South America and Central America dated as of September 1, 2003 (the "Reseller Agreement");

WHEREAS, the parties wish to amend certain of the terms and conditions of the Reseller Agreement, as more fully described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Notices. Section 12(a) of the Reseller Agreement is hereby amended to replace Reseller's contact information set forth thereunder with the following:

                             "If to Reseller:
                              --------------
                             Spyder Technologies Group, LLC
                             147 Leffingwell Avenue
                             Waterbury, CT 06710
                             Fax:  203-454-3094
                             Attn:  President"

     2. Royalty Schedule. Schedule B to the Reseller Agreement is hereby amended to read in its entirety as set forth in Schedule B to this Amendment.

Except as expressly modified or amended by this Amendment, the Reseller Agreement will remain in full force and effect. This Amendment may be executed in one or more counterparts. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives.

ARTERA GROUP, INC.                              SPYDER TECNOLOGIES GROUP, LLC


By:  /s/  Cy E. Hammond                         By:  /s/  Jonathan Parrella
   -----------------------                         ---------------------------
          Cy E. Hammond                                   Jonathan Parrella
          Treasurer                                       President

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


                                                                      Schedule B
                                                                      ----------


                                     ROYALTY

The Royalty is payable in U.S.A. dollars. The monthly Royalty amounts, per End User, are as follows:

1. Single User Residential Subscribers. The monthly Royalty amount for each residential End User is:

                            -------------------------
                                     Royalty
                            -------------------------
                                      $1.00
                            -------------------------

2. Small Business or Government Entity Subscribers. The monthly Royalty amount for each End User of a Small Business or Government Entity Subscriber is based on the number of End Users within the applicable Subscriber, as provided in the table below. Small Business or Government Entity Subscribers with fewer than five End Users shall be treated as if they had five End Users, with a Royalty that is five times the amount specified in the table.


----------------------------------------       ---------------------------------
 Number of End Users Within Subscriber                     Royalty
----------------------------------------       ---------------------------------
                  1-9                                       $3.00
----------------------------------------       ---------------------------------
                 10-24                                      $2.85
----------------------------------------       ---------------------------------
                 25-49                                      $2.70
----------------------------------------       ---------------------------------
                50-250                                      $2.40


----------------------------------------       ---------------------------------
           Road Warrior*                                   + $3.00
----------------------------------------       ---------------------------------


* "Road Warrior" refers to a version of the Service used with mobile computers that at times may be connected to the Internet through a local area network
(LAN), and at other times may be connected to the Internet on a standalone basis. The monthly Royalty for a Road Warrior End User is the sum of (a) the applicable ordinary royalty amount described above plus (b) the applicable Road Warrior amount described above.

In addition to retaining the monthly Royalty amounts set forth above from the monthly Service Fees actually received, Artera shall be entitled to deduct and retain a monthly billing fee of $0.30 per Subscriber plus 4% of the total monthly amount billed to each Subscriber. In addition, Artera shall also be entitled to deduct and retain from the monthly Service Fees payable to Reseller, any charge backs or any other direct fees resulting from the billing and processing of such Service Fees.

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